NORTHERN FOOD & DAIRY, INC.

                            FINANCIAL STATEMENTS AND
                          INDEPENDENT AUDITOR'S REPORT

                           December 31, 1999 and 1998

                           NORTHERN FOOD & DAIRY, INC.
                           December 31, 1999 and 1998

                                      INDEX

                                                                          Page
                                                                          ----
INDEPENDENT AUDITOR'S REPORT                                                3

PART I - FINANCIAL STATEMENTS

        Balance Sheets                                                      5

        Statements of Income and Comprehensive Income                       6

        Statements of Stockholders' Equity                                  7

        Statements of Cash Flows                                            8

        Notes to Financial Statements                                     9 - 16

PART II - ADDITIONAL INFORMATION

        INDEPENDENT AUDITOR'S REPORT ON ADDITIONAL
         INFORMATION                                                       18

        Schedules of Cost of Sales                                         19

        Schedules of General and Administrative Expenses                   20

                           NORTHERN FOOD & DAIRY, INC.

                          AUDITED FINANCIAL STATEMENTS

                           December 31, 1999 and 1998

                                     PART I

          [LETTERHEAD OF FROEHLING, ANDERSON, PLOWMAN & WASMUTH LTD.]

                          INDEPENDENT AUDITOR'S REPORT

To the Board of Directors
Northern Food & Dairy, Inc.
Alexandria, Minnesota

We have audited the accompanying balance sheets of Northern Food & Dairy, Inc. (an S corporation) as of December 31, 1999 and 1998 and the related statements of income and comprehensive income, stockhoders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the balance sheet. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Northern Food & Dairy, Inc. as of December 31, 1999 and 1998, and the results of its operations and cash flows for the years then ended, in conformity with generally accepted accounting principles.


/s/ Froehling, Anderson, Plowman & Wasmuth, Ltd.

Minnetonka, Minnesota
February 24, 2000

                           NORTHERN FOOD & DAIRY, INC.
                                 BALANCE SHEETS
                           December 31, 1999 and 1998

                                                           1999          1998
                                                       -----------   -----------
ASSETS

CURRENT ASSETS
   Cash                                                $    12,962   $     1,886
   Marketable securities                                   115,202        34,360
   Accounts receivable, less allowance for doubtful
    accounts of $10,000                                  3,166,927     2,311,900
   Other receivables                                        32,102        16,775
   Inventories                                           1,304,707     1,516,720
   Prepaid expenses                                          3,970        23,562
   Note receivable, current portion                                       82,364
                                                       -----------   -----------
      Total Current Assets                               4,635,870     3,987,567

PROPERTY AND EQUIPMENT
   Land                                                    145,713       145,713
   Leasehold improvements                                  327,210
   Buildings                                             2,752,121     2,591,312
   Equipment                                             7,122,860     6,875,501
   Furniture and fixtures                                  355,418       173,249
   Vehicles                                                237,892       177,321
   Equipment deposits                                       15,160         3,394
   Construction in progress                              1,774,464       516,156
                                                       -----------   -----------
                                                        12,730,838    10,482,646
   Less: accumulated depreciation                        5,919,113     5,212,820
                                                       -----------   -----------
      Property and Equipment - Net                       6,811,725     5,269,826

OTHER ASSETS

   Loan origination fees                                    13,615
                                                       -----------   -----------
         Total Assets                                  $11,461,210   $ 9,257,393
                                                       ===========   ===========

               See Accompanying Notes to Financial Statements and
                          Independent Auditor's Report.

                                                             1999          1998
                                                         -----------   -----------
LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
   Note payable - bank                                                 $   801,439
   Note payable - customer                               $    59,020        75,000
   Current portion of notes payable and capital
    lease obligations                                        674,785       474,853
   Bank overdraft                                            577,863       191,029
   Accounts payable                                        3,424,468     3,164,688
   Customer deposits                                                        75,000
   Accrued wages and vacation                                282,408       188,904
   Accrued interest                                            1,165         6,535
   Accrued property taxes                                     53,055        53,115
   Accrued other                                              32,049        16,470
                                                         -----------   -----------
      Total Current Liabilities                            5,104,813     5,047,033

LONG-TERM LIABILITIES
   Notes payable and capital lease obligations, net
    of current portion shown above                         3,119,039     1,161,705
                                                         -----------   -----------
         Total Liabilities                                 8,223,852     6,208,738

STOCKHOLDERS' EQUITY
   Common stock, $10 par value; 2,500 shares
    authorized; 1,000 shares issued and outstanding           10,000        10,000
   Additional paid-in capital                              1,747,991     1,729,111
   Retained earnings                                       1,398,525     1,309,544
   Accumulated other comprehensive income                     80,842
                                                         -----------   -----------
         Total Stockholders' Equity                        3,237,358     3,048,655
                                                         -----------   -----------
            Total Liabilities and Stockholders' Equity   $11,461,210   $ 9,257,393
                                                         ===========   ===========

                           NORTHERN FOOD & DAIRY, INC.
                  STATEMENTS OF INCOME and COMPREHENSIVE INCOME
                 For the Years Ended December 31, 1999 and 1998

                                                1999                       1998
                                      ----------------------     ----------------------
                                                      Percent                   Percent
                                                        of                        of
                                         Amount        Sales        Amount       Sales
                                      ------------    ------     ------------    ------
SALES                                 $ 21,248,554    100.00%    $ 20,724,610    100.00%

COST OF SALES                           18,520,172     87.16       18,366,518     88.62
                                      ------------    ------     ------------    ------
GROSS PROFIT                             2,728,382     12.84        2,358,092     11.38

GENERAL AND ADMINISTRATIVE
 EXPENSES                                2,046,526      9.62        1,567,779      7.55
                                      ------------    ------     ------------    ------
INCOME FROM OPERATIONS                     681,856      3.21          790,313      3.81

OTHER INCOME (EXPENSE)
   Interest income                               4      0.00           20,078      0.10
   Other income                             70,115      0.33           35,738      0.17
   Gain on sale of assets                    6,008      0.03           13,201      0.06
   Finance charges                         (29,425)    (0.14)         (32,048)    (0.15)
   Interest expense                       (238,701)    (1.12)        (198,717)    (0.96)
                                      ------------    ------     ------------    ------
TOTAL OTHER INCOME (EXPENSE)              (191,999)    (0.90)        (161,748)    (0.78)
                                      ------------    ------     ------------    ------
INCOME BEFORE INCOME TAX
 PROVISION                                 489,857      2.31          628,565      3.03

PROVISION FOR INCOME TAXES                   5,000      0.02            8,000      0.04
                                      ------------    ------     ------------    ------
NET INCOME                                 484,857      2.28          620,565      2.99

OTHER COMPREHENSIVE INCOME
   Unrealized holding gains arising
    during the year                         80,842      0.38
                                      ------------    ------     ------------    ------

TOTAL COMPREHENSIVE INCOME                 565,699      2.66%         620,565      2.99%
                                      ============    ======     ============    ======

               See Accompanying Notes to Financial Statements and
                          Independent Auditor's Report.

                           NORTHERN FOOD & DAIRY, INC.
                   STATEMENTS CHANGES IN STOCKHOLDERS' EQUITY
                 For the Years Ended December 31, 1999 and 1998

                                                                            Accumulated
                                               Additional                      Other           Total
                                     Common      Paid-In       Retained    Comprehensive   Stockholders'
                                      Stock      Capital       Earnings        Income         Equity
                                     ----------------------------------------------------------------
BALANCE - January 1, 1998            $10,000    $1,727,320       $959,394         --       $2,696,714

   Contributed capital                               1,791                                      1,791

   Distributions to
     shareholders                                                (270,415)                   (270,415)

   Net income                                                     620,565                     620,565
                                     -------    ----------     ----------    -------        ---------
BALANCE - December 31, 1998           10,000     1,729,111      1,309,544         --        3,048,655


   Contributed capital                              18,880                                     18,880

   Distributions to
     shareholders                                                (395,876)                   (395,876)

   Net income                                                     484,857                     484,857

   Comprehensive income                                                       80,842           80,842
                                     -------    ----------     ----------    -------        ---------
BALANCE - December 31, 1999          $10,000    $1,747,991     $1,398,525    $80,842        3,237,358
                                     =======    ==========     ==========    =======        =========

               See Accompanying Notes to Financial Statements and
                          Independent Auditor's Report.

                           NORTHERN FOOD & DAIRY, INC.
                            STATEMENTS OF CASH FLOWS
                 For the Years Ended December 31, 1999 and 1998

                                                                                                    1999          1998
                                                                                                 -----------    ---------
CASH FLOWS FROM OPERATING ACTIVITIES
   Net income                                                                                    $   565,699    $ 620,565
   Adjustments to reconcile net income to net cash provided by (used in) operating activities:
      Depreciation                                                                                   706,293      675,636
      Unrealized holding gains                                                                       (80,842)
      Loan discount amortization                                                                                  (51,133)
      Bad debt write offs                                                                                          16,439
      (Gain) on sale of assets                                                                        (6,008)     (13,201)
      Changes in assets and liabilities:
         (Increase) in accounts receivable                                                          (855,027)     (92,953)
         (Increase) in other receivables                                                             (15,327)      (8,248)
         (Increase) decrease in inventory                                                            212,013     (759,226)
         (Increase) decrease in prepaid expenses                                                      19,592       (9,983)
         (Increase) in equipment deposits                                                            (11,766)      (3,394)
         (Increase) in loan origination fees                                                         (13,615)
         Increase (decrease) in bank overdraft                                                       386,834     (134,573)
         Increase in accounts payable                                                                259,780      786,599
         (Decrease) in customer deposits                                                             (75,000)     (25,813)
         Increase (decrease) in accrued expenses                                                     103,653      (91,323)
                                                                                                 -----------    ---------
NET CASH PROVIDED BY OPERATING ACTIVITIES                                                          1,196,279      909,392
CASH FLOWS PROVIDED BY (USED IN) INVESTING ACTIVITIES
   Purchase of property and equipment                                                               (981,110)    (249,360)
   Proceeds from sale of assets                                                                        9,000      106,000
   Renovation construction in progress costs/ proceeds                                            (1,258,308)    (438,990)
   Purchase of investments                                                                                        (34,360)
   Payments received on notes receivable                                                              82,364      232,968
                                                                                                 -----------    ---------
NET CASH (USED IN) INVESTING ACTIVITIES                                                           (2,148,054)    (383,742)
CASH FLOWS PROVIDED BY (USED IN) FINANCING ACTIVITIES
   Net proceeds (payments) on note payable - bank                                                   (801,439)     401,439
   Net proceeds (payments) on note payable - customer                                                (15,980)      75,000
   Proceeds from long-term debt and capital lease obligations                                      3,570,079
   Payments on long-term debt and capital lease obligations                                       (1,412,813)    (731,579)
   Proceeds from additional paid in capital                                                           18,880        1,791
   Distributions to shareholders                                                                    (395,876)    (270,415)
                                                                                                 -----------    ---------
NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES                                                  962,851     (523,764)
                                                                                                 -----------    ---------
NET INCREASE IN CASH                                                                                  11,076        1,886
CASH - BEGINNING OF YEAR                                                                               1,886           --
                                                                                                 -----------    ---------
CASH - END OF YEAR                                                                               $    12,962    $   1,886
                                                                                                 ===========    =========

 See Accompanying Notes to Financial Statements and Independent Auditor's Report

                                                           1999       1998
                                                         ========   ========
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

Cash paid during the year for:

   Interest                                              $244,071   $195,692
                                                         ========   ========

   Income taxes                                          $  5,000   $  8,000
                                                         ========   ========

SUPPLEMENTAL SCHEDULE OF NON-CASH INVESTING AND
FINANCING ACTIVITIES

During the years ended December 31, 1999 and 1998, the Company incurred a capital lease obligations for use of equipment in the amount of $125,165 and $75,477, respectively.

During the year ended December 31, 1998, the Company decreased the purchase price of equipment and the related debt by $150,776 in accordance with the terms of the original purchase agreement.

                           NORTHERN FOOD & DAIRY, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           December 31, 1999 and 1998

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Business Activity -

Northern Food & Dairy, Inc. processes liquid dairy and non-dairy products into products suitable for human or animal consumption. The Company grants credit to customers located throughout the United States and Japan. Trade receivables are not collateralized.

Cash and Cash Equivalents

The Company recognizes cash equivalents as short-term, highly liquid investments that are both readily convertible to known amounts of cash and with an original maturity of three months or less.

Inventories -

Inventories are valued at the lower of cost or market under the first-in, first-out (FIFO) inventory method.

Marketable Securities-

SFAS No. 115 "Accounting for Certain Investments in Debt and Equity Securities" establishes three categories of securities. The first category, held to maturity, is composed of debt securities which a company has the positive intent and ability to hold to maturity. These securities are carried at amortized cost. The second category, available for sale, may be sold to address the liquidity and other needs of a company. Debt and equity securities classified as available for sale are carried at fair value on the balance sheet, with unrealized gains and losses excluded from income and reported as a separate component of stockholder's equity. The third category, trading securities, is for debt and equity securities acquired for the purpose of selling them in the near-term.

Realized gains and losses on dispositions are based on the net proceeds and the adjusted book value of the securities sold, using the specific identification method. Unrealized gains and losses on investment securities available for sale are based on the difference between book value and fair value of each security. These gains and losses are credited or charged to other comprehensive income, whereas realized gains and losses flow through the Company's yearly operations.

For the year ended December 31, 1999, all securities are classified as available for sale. For the year ended December 31, 1998, the investment represented stock of a privately held corporation and was recorded using the cost method of accounting.

                           NORTHERN FOOD & DAIRY, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           December 31, 1999 and 1998

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Property and Equipment -

Property and equipment are stated at cost and depreciated over their estimated useful lives applying straight-line and accelerated methods over the following useful lives:

        Buildings                                         30 to 40 Years
        Furniture and fixtures                              5 to 7 Years
        Plant equipment                                     5 to 15 Years
        Vehicles                                            5 Years

Use of Estimates in Financial Statements -

In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Income Taxes -

The Company has elected to be taxed as a Subchapter S corporation under provisions of the Internal Revenue Code whereby all income and expense is reflected on the shareholders' individual income tax returns. Therefore, no provision for income taxes is reflected in these financial statements except for a Minnesota minimum tax.

NOTE 2 - MARKETABLE SECURITIES

Cost and fair value of marketable securities available for sale at October 31, 1999 are as follows:

                                    Unrealized     Unrealized           Fair
                        Cost           Gains          Loss              Value
                      -------       ----------     ----------         --------
Securities            $34,360        $80,842                          $115,202

                           NORTHERN FOOD & DAIRY, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           December 31, 1999 and 1998

NOTE 3 - INVENTORIES

A summary of inventories is as follows:

                                                       1999              1998
                                                    ----------        ----------
  Raw materials                                     $   48,956        $  162,301
  Package and fuel inventory                           152,923           190,457
Finished goods and ingredients                       1,102,828         1,163,962
                                                    ----------        ----------
                                                    $1,304,707        $1,516,720
                                                    ----------        ----------

NOTE 4 - NOTES RECEIVABLE

Notes receivable, as of December 31, consisted of the following:

                                                               1999       1998
                                                             --------   -------
  Note receivable in monthly installments of $21,000,
   including interest at 9.5%; final payment due April,
   1999; secured by equipment.                               $          $82,364
                                                             --------   -------

                                                                         82,364
  Less: current portion                                                  82,364
                                                             --------   -------
     Total Notes Receivable                                  $          $
                                                             ========   =======

NOTE 5 - NOTES PAYABLE

Bank -

The Company has an available line of credit with a bank in the amount of $1,000,000 for the years ended December 31, 1999 and 1998, respectively. The note bears interest at the base rate plus 1.5% (currently 10%); is due December, 1999 and is secured by accounts receivable, inventory, equipment, general intangibles and the personal guarantee of the majority stockholder of the Company. The Company had no borrowings as of December 31, 1999 and $801,439 as of December 31, 1998.

Customer -

The Company entered into a contract with a customer to purchase equipment to improve production of the customer's product. The terms include interest of $2,000 for one year, to be paid back at a rate of $0.06 per pound of product sold to the customer. Total outstanding borrowing as of December 31, 1999, and 1998, was $59,020 and $75,000, respectively.

                           NORTHERN FOOD & DAIRY, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           December 31, 1999 and 1998

NOTE 6 - LONG-TERM DEBT

Long-term debt consists of the following:
                                                                                         1999             1998
                                                                                         ----             ----
        Note payable to a bank in monthly installments of $119,444 starting
         September 2000, plus interest at 0.375% over the base rate (currently
         8.875%) through August, 2003, secured by a combination mortgage, security agreement and fixture financing statement. This agreement
         contains certain restrictive covenants                                        $905,747

        Note payable to a bank in monthly installments of $32,350, including interest at 1% over the base rate (currently 8.875%) through December,
         2004, secured by a second mortgage and the personal guarantee of two stockholders in the Company
         This agreement contains certain restrictive covenants                        2,500,000

        Note payable to a credit company in monthly installments of $823,
         including interest at 1.9% through February, 2002; secured by vehicle.          20,951

        Note payable to a bank in monthly installments of $43,332, including interest at 1.50% over the base rate (currently 10%) through November,
         2001; secured by accounts receivable, inventory, intangibles, equipment and guaranteed by the stockholders of the Company
               This agreement contains certain restrictive covenants.                                  $1,300,500

        Note payable to a bank in monthly installments of $500, including
         interest at 8.5% through September, 1999; secured by a vehicle.                                    3,893

        Contract for deed payable in quarterly installments of $4,648, including
         interest at 8% through August, 2001, secured by real estate.                   $30,081            45,488

        Note payable to a bank in monthly installments of $525, including
         interest at 9.25% through May, 2001; secured by vehicle.                         8,121            13,380

                           NORTHERN FOOD & DAIRY, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           December 31, 1999 and 1998

NOTE 6 - LONG-TERM DEBT (continued)

                                                                                  1999          1998
                                                                               ----------    ----------
        Contract for deed payable in quarterly installments
         of $7,033, including interest at 8% through January,
         2002; secured by real estate.                                             57,228        79,649

        Note payable to a customer; total future payments of $400,000 due in monthly installments of $11,111 beginning May 1, 1999 for 36 months.
         The note was originally discounted to $216,114. The discount will be amortized over five years. During 1998, in accordance with the loan agreement, the note balance was decreased. Under the revised agreement, payments commence on May 31, 2001 for $11,111 per month until
         April 30, 2002.                                                          111,740       101,656

        Capital lease obligations(Note 6).                                        159,956        91,992
                                                                               ----------    ----------
                                                                                3,793,824     1,636,558
        Less:  current portion                                                    674,785       474,853
                                                                               ----------    ----------
           Total Long-Term Debt                                                $3,119,039    $1,161,705
                                                                               ==========    ==========

Current maturities of long-term debt are as follows:

        Year ending December 31, 2000                                  $674,785
                                     2001                               865,117
                                     2002                               261,033
                                     2003                               222,750
                                     2004                             1,770,139
                                                                     ----------
                                                                     $3,793,824
                                                                     ==========

NOTE 7 - CAPITAL LEASES

During 1999 and 1998, the Company leased forklifts and office equipment under capital lease agreements. Amounts representing capitalized lease equipment and related accumulated amortization are included in property, plant and equipment as follows:

                                                         1999             1998
                                                       --------         --------
Equipment                                              $231,953         $115,819
Less: accumulated amortization                           84,096           27,137
                                                       --------         --------
                                                       $147,857         $ 88,682
                                                       --------         --------

                           NORTHERN FOOD & DAIRY, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           December 31, 1999 and 1998

NOTE 7 - CAPITAL LEASES - (continued)

The following is a schedule, by year, of future minimum lease payments as of December 31:

          Year ending December 31, 2000                                 $ 72,742
                                      2001                                67,764
                                      2002                                24,558
                                      2003                                14,217
                                                                        --------
          Total minimum lease payments                                   179,281
          Less: amount representing interest                              19,325
                                                                        --------
             Present Value of Minimum Lease Payments                    $159,956
                                                                        ========

NOTE 8 - EMPLOYEE BENEFIT PLANS

The Company has an employee profit sharing plan which allows an annual contribution not to exceed the maximum amount allowed as a deduction under the Internal Revenue Code. The amount contributed each year is to be determined by the Company's Board of Directors at its sole discretion. There were no accrued contributions for the years ended December 31, 1999 and 1998. This plan was amended January 1, 1993 to add a salary reduction 401(k) feature. The Company matches 100% of the first 2% of the employee's salary deferral. The match was $43,556 and $41,700 for the years ended December 31, 1999 and 1998, respectively.

NOTE 9 - RELATED PARTY TRANSACTIONS

The Company leased a warehouse from a stockholder under a five year operating lease with the option to renew for an additional five year term. Rent of $6,500 is paid monthly, expense for the year ended December 31, 1999 and 1998 was $66,447 and $66,231, respectively. The warehouse is subleased to a customer on a month-to-month basis. Rents received from the customer are offset against rent expense. The Company has a month-to-month lease on land owned by a stockholder, annual rent on the land is $12,000.

                           NORTHERN FOOD & DAIRY, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           December 31, 1999 and 1998

NOTE 9 - RELATED PARTY TRANSACTIONS - (continued)

Beginning April 1, 1998, the Company leased office space, on a month-to-month triple net lease, from a stockholder for $2,500 per month. Annual rent expense for the years ended December 31, 1999 and 1998 was $30,000 and $25,000, respectively.

Future Rental Commitments:
                           2000                                         $ 78,000
                           2001                                           78,000
                                                                        --------
                                                                        $156,000
                                                                        ========

NOTE 10 - INCOME TAXES

Income tax expense consisted of a Minnesota minimum fees of $5,000 and $8,000 for the years ended December 31, 1999 and 1998, respectively.

NOTE 11 - MAJOR CUSTOMER DISCLOSURE

The Company has sales to customers who contributed in excess of 10% of revenues for the years ended December 31, 1999 and 1998. They are as follows:

                                                         1999             1998
                                                         ----             ----
        Number of customers                                 3                2
        Revenue contributed                         $8,458,399       $5,762,976
        Total revenue                              $21,248,554      $20,724,610
        Percent of total revenue contributed                40%              28%

NOTE 12 - MAJOR SUPPLIER DISCLOSURE

The Company has purchased from vendors which, individually, contributed in excess of 10% of cost of goods sold purchases for the year ended December 31, 1999 and 1998 as follows:

                                                         1999             1998
                                                         ----             ----
        Number of vendors                                   4                3
        Purchases                                  $8,456,762       $6,843,406
        Total purchases                           $10,139,372      $12,270,280
        Percent of total purchases contributed             83%              56%

                           NORTHERN FOOD & DAIRY, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           December 31, 1999 and 1998

NOTE 13 - COBRA BENEFITS

Under the Consolidated Omnibus Budget Reconciliation Act (COBRA), the Company provides health care benefits to eligible, former employees and eligible dependents. Certain requirements are outlined by the federal government for this coverage. The premium is paid in full by the insured on or before the fifteenth day of the month prior to the month of coverage. This program is offered for a duration of 18 months after the termination date. There were eight and eight participants in this program in 1999 and 1998, respectively.

NOTE 14 - COMMITMENT

The Company entered into a consulting agreement with a former officer. The agreement provides for monthly payments of $5,428 through January, 2014. Consulting expense was $65,139 for the years ended December 31, 1999 and 1998, respectively.

NOTE 15 - ADVERTISING COSTS

The Company expenses advertising costs as incurred. Advertising expense for the years ended December 31, 1999 and 1998 was $5,814 and $4,944, respectively.

                           NORTHERN FOOD & DAIRY, INC.

                             ADDITIONAL INFORMATION

                           December 31, 1999 and 1998

                                     PART II

          [LETTERHEAD OF FROEHLING, ANDERSON, PLOWMAN & WASMUTH LTD.]

             INDEPENDENT AUDITOR'S REPORT ON ADDITIONAL INFORMATION

To the Board of Directors
Northern Food & Dairy, Inc.
Alexandria, Minnesota

Our report on our audits of the basic financial statements of Northern Food & Dairy, Inc., for the years ended December 31, 1999 and 1998, appears on page three. Those audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompany additional information is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.


/s/ Froehling, Anderson, Plowman & Wasmuth, Ltd.

Minnetonka, Minnesota
February 24, 2000

                           NORTHERN FOOD & DAIRY, INC.
                           SCHEDULES OF COST OF SALES
                 For the Years Ended December 31, 1999 and 1998

                                                                   1999                         1998
                                                     ---------------------------    -------------------------
                                                                        Percent                      Percent
                                                          Amount        of Sales        Amount       of Sales
                                                     ---------------   ---------    --------------   --------
BEGINNING INVENTORY                                  $     1,326,263        6.24%   $      626,040       3.02%
PRODUCT PURCHASES                                         10,139,372       47.72        12,220,530      58.97
DIRECT LABOR                                               2,663,575       12.54         2,295,547      11.08
BROKER COMMISSION                                             59,908        0.28            32,568       0.16
VARIABLE INDIRECT EXPENSES
   Payroll taxes                                             327,629        1.54           265,827       1.28
   Employee uniforms                                          66,544        0.31            60,148       0.29
   Employee training                                           3,299        0.02               615       0.00
   Employee insurance                                        223,957        1.05           176,139       0.85
   Plant supplies                                            293,727        1.38           160,923       0.78
   Cleaning supplies                                         210,503        0.99           191,381       0.92
   Packaging supplies                                              0        0.00               124       0.00
   Lab supplies                                               55,939        0.26            53,405       0.26
   Filters                                                    71,499        0.34            82,838       0.40
   Outside lab                                                53,384        0.25            40,957       0.20
   Disposal costs                                            198,453        0.93           126,491       0.61
   Outside services                                          134,711        0.63            94,567       0.46
   Processing and drying fuel                                828,895        3.90           712,642       3.44
   Utilities                                                 706,224        3.32           615,559       2.97
   Freight                                                     2,925        0.01             3,326       0.02
   Miscellaneous                                               4,584        0.02            13,986       0.07
                                                     ---------------       -----    --------------      -----
TOTAL VARIABLE INDIRECT EXPENSES                           3,182,273       14.98         2,598,928      12.54
OTHER INDIRECT EXPENSES
   Labor                                                     504,335        2.36           489,998       2.35
   Equipment repairs                                         711,698        3.35           435,944       2.10
   Building repairs                                           72,236        0.34            34,599       0.17
   Rent                                                       99,599        0.47            90,694       0.44
   Real estate taxes                                          61,690        0.29            50,940       0.25
   Pest control                                               24,510        0.12            16,709       0.08
   Insurance                                                 183,766        0.86           132,861       0.64
   Depreciation                                              642,731        3.02           667,423       3.22
                                                     ---------------       -----    --------------      -----
TOTAL OTHER INDIRECT EXPENSES                              2,300,565       10.83         1,919,168       9.26
                                                     ---------------       -----    --------------      -----
TOTAL INDIRECT EXPENSES                                    5,482,838       25.81         4,518,096      21.80
                                                     ---------------       -----    --------------      -----
TOTAL EXPENSES                                            19,671,956       92.58        19,692,781      95.02
LESS: ENDING INVENTORY                                     1,151,784        5.42         1,326,263       6.40
                                                     ---------------       -----    --------------      -----
TOTAL COST OF SALES                                  $    18,520,172       87.16%   $   18,366,518      88.62%
                                                     ===============       =====    ==============      =====

See Independent Auditor's Report on Additional Information.

NORTHERN FOOD & DAIRY, INC.
SCHEDULES OF GENERAL AND ADMINISTRATIVE EXPENSES
For the Years Ended December 31, 1999 and 1998

                                                  1999                      1998
                                         -----------------------    -----------------------
                                                        Percent                   Percent
                                           Amount      of Sales       Amount      of Sales
                                         ----------   ----------    ----------   ----------
GENERAL AND ADMINISTRATIVE
 EXPENSES
   Advertising and business promotion    $    5,814         0.03%   $    4,944         0.02%
   Bad debt expense                               0         0.00        16,439         0.08
   Contributions                              3,130         0.01        10,276         0.05
   Depreciation                              63,562         0.30         8,213         0.04
   Dues and subscriptions                     1,833         0.01         1,857         0.01
   Employee insurance                        84,205         0.40        65,504         0.32
   General insurance                          3,228         0.02         2,298         0.01
   License fees                               9,877         0.05        11,899         0.06
   Office supplies                           21,647         0.10        14,094         0.07
   Payroll taxes                            112,732         0.53        91,467         0.44
   Postage                                   36,856         0.17        34,959         0.17
   Professional fees                        210,034         0.99       101,035         0.49
   Consulting fees                           65,139         0.31        65,139         0.31
   401(k) match                              43,556         0.20        41,700         0.20
   Real estate taxes                          2,570         0.01         2,123         0.01
   Salaries and wages                     1,231,747         5.80       959,251         4.63
   Telephone                                 55,282         0.26        38,957         0.19
   Travel and entertainment                  85,050         0.40        83,053         0.40
   Two-way radio                                962         0.00         6,463         0.03
   Utilities                                  9,302         0.03         8,108         0.03
                                         ----------   ----------    ----------   ----------
TOTAL GENERAL AND
 ADMINISTRATIVE EXPENSES                 $2,046,526         9.62%   $1,567,779         7.55%
                                         ==========   ==========    ==========   ==========

          See Independent Auditor's Report on Additional Information.


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